UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of report (earliest event reported): January 4, 2008

                           ORIENT-EXPRESS HOTELS LTD.
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             (Exact name of registrant as specified in its charter)

                                     Bermuda
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                 (State or other jurisdiction of incorporation)

               001-16017                              98-0223493
       ------------------------                    -----------------
       (Commission file number)                    (I.R.S. Employer
                                                   Identification No.)

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
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               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02       Departure of Directors or Certain Officers; Election of
                Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated November 12, 2007 on the front cover to correct the effective date of Martin O'Grady's appointment as the Registrant's Vice President--Finance and Chief Financial Officer. The original Form 8-K stated that Mr. O'Grady would commence his appointment on February 18, 2008. While Mr. O'Grady will commence his employment with the Registrant on February 18, 2008, Mr. O'Grady will not commence his appointment as the Registrant's Vice President--Finance and Chief Financial Officer until March 2008.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ORIENT-EXPRESS HOTELS LTD.



Date: January 4, 2008                 By: /s/ Edwin S. Hetherington
                                          -------------------------
                                          Edwin S. Hetherington
                                          Vice President, General Counsel and
                                          Secretary